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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                          AMENDMENT NO. 1 TO FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        March 10, 1997
                                                --------------------------------
                                 ABS Group Inc.
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               (Exact name of registrant as specified in charter)


   Delaware                         0-19814                        87-0462198
(State or Other                   (Commission                    (IRS Employer
Jurisdiction of                   File Number)                   Identification
Incorporation)                                                      Number)


818 East South Temple, Salt Lake City, Utah                           84102
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code            801-521-8000
                                                   -----------------------------


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         (Former name or former address, if changed since last report)





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ITEM 5. OTHER EVENTS

        On March 25, 1997 the Registrant filed, with the Securities and Exchange Commission, a Form 8-K with date of report of March 10, 1997, wherein (in Item 5 thereof) it referred to (amongst other matters) the fact that on December 31, 1996 the Registrant acquired all of the issued and outstanding securities of Future Medical Technologies Inc. (which prior to such acquisition had been a wholly owned subsidiary of a New Jersey corporation known as Medical Technologies, Inc.). The full contents of such 8-K are herewith incorporated by reference as if fully set forth and repeated herein.

        The financial statements of the aforesaid acquired company were included in the audited consolidated financial statements of the Registrant in its Form 10-KSB for calendar year ended December 31, 1996.

        In accordance with Item 7(a)(4) of the general instructions to Form 8-K pro forma financial statements are herewith provided in this first amendment to such Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (b) Pro Forma Financial Information -- In accordance with Item 7(a)(4) of the general instructions to Form 8-K pro forma financial information is filed as Exhibit A.

        (c) Exhibits --

            Exhibit A -- Pro forma financial information.




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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ABS GROUP INC.


                                     By  /s/ Emanuel A. Floor
                                        ----------------------------------------
                                         Emanuel A. Floor, President



Dated: June 2, 1997




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                                EXHIBIT INDEX


Exhibit No.              Description

   99.A                  Pro Form Financial Information

   27                    Financial Data Schedule